Fees Summary	Aug. 13, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,914,919.27
Previously Paid Amount	0.00
Total Fee Amount	905.57
Total Offset Amount	0.00
Net Fee	$ 905.57